ANNUALIZED RETURNS

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT’s current performance may be lower or higher than the performance quoted.  Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT is internally managed and participants pay only for the actual administrative expenses of operating the HIT. The Barclays Capital Aggregate Bond Index reflects no deductions for expenses and is not available for direct investment.

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202-331-8055, or by viewing the above-referenced link. The prospectus should be reviewed carefully before investing.

VALUE GROWTH OF $50,000 INVESTED

This chart shows the competitive value growth of $50,000 invested in the Trust (minimum initial investment) and its benchmark (theoretical values) over the course of ten years, assuming the reinvestment of all distributions.

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

NET ASSET GROWTH

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The graph above depicts the growth of Trust assets. Asset growth of the Trust has several components, including portfolio performance (primarily interest income on investments less the expenses of the Trust), capital gains and losses, and inflows of new capital less redemptions.

•	Average net assets increased by approximately 4.3% annually for the period December 31, 2002 to December 31, 2012.

•	The Trust’s income less operating expenses is distributed monthly to Participants. Participants choose to automatically reinvest approximately 90% of distributions.

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

PORTFOLIO ALLOCATION

•	Chart based on value of total investments and includes unfunded commitments.

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Multifamily Construction Mortgage-Backed Securities: The Trust invests in fixed-income securities that finance the construction of multifamily properties. These securities generally have credit enhancements from FHA, Ginnie Mae (GNMA), or a letter of credit or repurchase guarantee from an entity rated "A" or better by Standard and Poor's. These securities generally fund over 12-24 months and upon completion of construction, a permanent security is issued. These securities typically generate yields above U.S. Treasury investments with comparable average lives and generally have significant prepayment protections.

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Multifamily Permanent Mortgage-Backed Securities: The Trust invests in securities that are either backed by permanent loans for multifamily properties or by loans for existing single family homes. These FHA, GNMA, Fannie Mae, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury investments with comparable average lives. Additionally, multifamily mortgage-backed securities generally have significant prepayment protections.

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State Housing Finance Agency Securities: The Trust invests in securities that are guaranteed or insured by a state or local housing finance agency ("A" rated or better or top tier by Standard and Poor's) and are backed by both construction and permanent loans for multifamily properties.

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Single Family Mortgage-Backed Securities: The Trust invests in securities that pool individual mortgages from single family homes. The interest and principal cash flows are passed through to the investor of the MBS net of any servicing fees. These Fannie Mae, GNMA, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury bonds. There is no prepayment protection on these securities meaning payments could be more than the scheduled amount.

•	Construction and Permanent Mortgages: The Trust invests in loans used to finance the purchase, refinance or construction of a property.